Other Current Assets (Schedule of Other Current Assets) (Details) - USD ($) $ in Thousands		Dec. 31, 2022	Dec. 31, 2021
Disclosure of other current assets [Abstract]
Advances to suppliers		$ 1,219	$ 459
Inventories		1,928	1,706
Prepaid expenses		10,004	6,639
Input tax receivable		4,660	5,029
Indemnification asset	[1]	0	9,047
Deposits in connection with projects under construction	[2]	35,475	16,398
Others		5,670	4,101
Other current assets		$ 58,956	$ 43,379

[1]	Relates to compensation receivable from OPC Hadera contractor as a result of the delay in the construction of the Hadera Power Plant. Please refer to Note 18.A.2.a for further details.
[2]	Relates to collateral provided to secure a hedging agreement in CPV Valley amounting to $20 million (2021: Nil) and collaterals provided in connection with renewable energy projects under development in the United States amounting to $15 million.